FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Date of Report (Date of earliest event reported) February 27, 2014

WESTMOUNTAIN COMPANY
 (Exact Name of Small Business Issuer as specified in its charter)
WestMountain Asset Management, Inc.
(Previous Name of Small Business Issuer as specified in its charter)

Colorado	0-53030	26-1315305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 North College Ave, Suite 200, Fort Collins, Colorado 80524
 (Address of principal executive offices including zip code)

(970) 530-0325
 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," “our” or "the Company" refer to WestMountain Company, formerly known as West Mountain Asset Management, Inc., a Colorado corporation, and our wholly-owned subsidiaries, WestMountain Business Consulting, Inc., WestMountain Valuation Services, Inc., and WestMountain Allocation Analysis, Inc.

Item 5.03 Amendment to Articles of Incorporation

On February 26, 2014, we amended our Articles of Incorporation to change our name to WestMountain Company. No other changes were made to our Articles of Incorporation.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description

3.3	Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 27, 2014	WEST MOUNTAIN COMPANY

	By	/s/ Brian L. Klemsz
Brian L. Klemsz, Chief Executive Officer, Chief Financial Officer and Director (Principal Executive, Accounting and Financial Officer)